Supplement dated March 7, 2003 to the Prospectus dated May 1, 2002

THE GUARDIAN C+C VARIABLE ANNUITY

The following information should be read in conjunction with the Prospectus dated May 1, 2002 and the Supplement dated February 19, 2003 to the Prospectus for The Guardian C+C Variable Annuity issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through The Guardian Separate Account F. This Supplement modifies the Prospectus and should be retained with the Prospectus for future reference.

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Effective immediately, the following conditions apply to the availability of the fixed-rate option in The Guardian C+C Variable Annuity:

      o The fixed-rate option will no longer be available as an allocation option for contracts issued pursuant to application submissions that are postmarked after March 7, 2003.

      o After March 7, 2003, for contracts issued on or after February 19, 2003 pursuant to application submissions that are completed in good order, signed and postmarked on or prior to March 7, 2003, the maximum amount of money that may be deposited into the fixed-rate option or transferred from the variable investment options into the fixed-rate option is $10,000 per contract year.

      o After March 7, 2003, for contracts issued prior to February 19, 2003 or pursuant to application submissions that are postmarked after March 7, 2003, deposits into the fixed-rate option or transfers from the variable investment options into the fixed-rate option will not be accepted.

SUPPLEMENT                                                   EB-013651-04 (3/03)